EXHIBIT 10.3

TRXADE GROUP, INC.

COMMON STOCK

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of ______________________, by and between Trxade Group, Inc., a Delaware corporation (the “Company”) and the INVESTOR executing a copy hereof (“Investor”).

WHEREAS, The Investor is a party to a Subscription Agreement to purchase shares of Common Stock of the Company (“Common Stock”) referred to herein as the “Subscription Agreement” and in connection therewith the Investor and the Company execute and deliver this Agreement.

WHEREAS, the Company has agreed to undertake to use its commercially reasonable efforts to register the Common Stock held by Investors under the terms set forth herein.

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

1.

Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

“Common Stock” shall mean the shares of Common Stock issued pursuant to the Subscription Agreement.

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Final Closing Date” shall mean the final closing date of the sale of Common Stock in the offering to Investors pursuant to the Subscription Agreement.

 “Holdback Period” shall mean the period commencing on the day on which the IPO shall be consummated and ending on (i) the date which is 180 days thereafter or (ii) such earlier date as shall have been agreed between the underwriter of the IPO, if any, the Company and the placement agent (if any), acting on behalf of the Investors pursuant to Section 4 hereof.  For clarification and without limitation, an IPO for purposes of the Holdback Period shall not include any subsequent private investment offering by the Company (a “P.I.P.E. Offering”) of the Company’s securities.

“Holder” or “Holders” shall mean any Person or Persons to whom Registrable Securities were originally issued or qualifying transferees under this Agreement who hold Registrable Securities.

 “IPO” shall mean the initial public offering of the Company’s securities or the sale of Company’s securities at a price per share equal to or exceeding $5.00 per share (as adjusted for any stock splits, dividends, combinations and the like with respect to such shares) with the aggregate proceeds to the Company (after deducting underwriting fees) equal to or exceeding $20,000,0000 pursuant to a registration statement under the Securities Act, in each case while the Company is a publicly reporting company under the Securities and Exchange Act of 1934, as amended and the Company’s Common Stock is traded on national exchange listed for trading such as New York Stock Exchange, Nasdaq or AMEX or any affiliate of the New York Stock Exchange, Nasdaq or NYSE AMEX (for clarification, the OTC bulletin board is not a national exchange).  For clarification and without limitation, IPO shall not include securities issued pursuant to (i) a registration statement relating solely to employee stock option or purchase plans; (ii) a registration statement on Form S-4 relating solely to an SEC Rule 145 transaction; (iii) a registration statement filed in connection with (A) the issuance of securities pursuant to a merger, or (B) any P.I.P.E. Offering of the Company’s securities.

“Liquidity Event” shall mean (i) the effectiveness of the IPO, (ii) any merger, consolidation or business combination of the Company with any other entity Company or an affiliate of the Company and pursuant to which the Company is not the surviving entity, (iii) any sale of all or substantially all of the assets of the Company, or (iii) any bona fide offer by the Company or a third party, approved by the Company’s Board of Directors, to purchase, at a price not less than fair market value, all or substantially all of the securities of the Company.

“Public Sale” shall mean any sale of securities to the public pursuant to (i) an offering registered under the Securities Act or (ii) the provisions of Rule 144 (or any similar rule or rules then in effect) under the Securities Act.

“Register,” “registered” and “registration” shall mean a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

“Registrable Securities” shall mean (i) shares of Common Stock issued to Investors pursuant to the Subscription Agreement, and (ii) shares of Common Stock issued upon conversion of shares of other forms of Preferred Stock of the Company pursuant to a written agreement, (iii) Common Stock issued with respect to or in any exchange for or in replacement of Common Stock referred to in (i) and (ii) hereof.  As to any particular shares of Common Stock constituting Registrable Securities, such shares shall cease to be Registrable Securities when they have been transferred in a Public Sale in a transaction such that all transfer restrictions and restrictive legends under the Securities Act with respect thereto are or may be removed upon consummation of such sale, or shares which have been sold in a private transaction in which the transferor’s rights under this Agreement are not validly assigned in accordance with this Agreement.

“Requisite Period” shall mean, (i) with respect to a firm commitment underwritten public offering, the period commencing on the effective date of the registration statement and ending on the date each underwriter has completed the distribution of all securities purchased by it, and, (ii) with respect to any other registration, the period commencing on the effective date of the registration statement and ending on the earlier of the date on which the sale of all Registrable Securities covered thereby is completed or 180 days after such effective date.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statue, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the applicable time.

“Shareholders” shall mean the Investors.

2.

Piggyback Registration.

(a)

If the Company at any time (other than pursuant to Section 3 hereof) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to the IPO, and/or registration statements on Forms S-4 or S-8 and any similar successor forms) (a “Piggyback Registration”), each such time it will give prompt written notice to such effect to all Holders at least thirty (30) days prior to such filing.  Upon the written request of any such Holder, received by the Company  within twenty (20) days after the giving of any such notice by the Company, to register any of its Registrable Securities, the Company  will, subject to Section 2(b) below, cause all Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder of such Registrable Securities so registered.  Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 2 without thereby incurring any liability to the Holders.

(b)

In the event that any Piggyback Registration shall be, in whole or in part, an underwritten public offering of Registrable Securities and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and/or other securities requested to be included in such offering exceeds the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the Company  without adversely affecting the marketability of the offering, then the Company  will include in such registration (i) first, the securities the Company  proposes to sell; (ii) second, the Registrable Securities and/or other securities requested to be included in such registration, pro rata from among the Holders  according to the number of Registrable Securities held by such Holders; and (iii) third to other shareholders requesting registration pro rata.  Notwithstanding the foregoing, however, the number of Registrable Securities to be included in such registration and underwriting under this Section 2(b) shall not be reduced to less than thirty percent (30%) of the aggregate securities requested to be included by the Holders in such registration without prior consent of at least a majority of the Holders who have requested their shares to be included in such registration and underwriting.

(c)

The right of the holders of Registrable Securities to have their securities registered in a Piggyback Registration shall terminate at the earlier of (i) three (3) years following the consummation of the offering detailed in the Subscription Agreement, or (ii) as to any Investor, such earlier time at which any Registrable Securities held by such Investor (together with any affiliate of the Investor with whom such Investor must aggregate its sales under Rule 144) can be sold without registration in compliance with Rule 144 of the Securities Act.

3.

Registration on Form S-3.

(a)

In addition to the rights under Section 2 hereof, if at any time (i) a Holder or Holders of at least 20% of the total Registrable Securities then outstanding request(s) that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Securities held by such requesting holder or holders, where the reasonably anticipated aggregate price to the public of this public offering would exceed $10,000,000 and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such Registrable Securities, then the Company  shall use commercially reasonable efforts to register under the Securities Act on Form S-3 or any successor thereto, the number of Registrable Securities specified in such notice; provided, however, that the Company  shall not be required to effect a registration pursuant to this Section 3:

(i)

at any time prior to six months following the effective date of a registration statement for the offering of its securities effected under Section 2;

(ii)

in any particular jurisdiction in which the Company would be required to execute a general consent to service of process unless it is already subject to service in such jurisdiction and except as required by the Securities Act;

(iii)

if the Company , within ten (10) days of the receipt of the request of such Holders, gives notice of its bona fide intention to effect the filing of a registration statement with the Commission within thirty (30) days of receipt of such request (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities);

(iv)

if the Company  furnishes to such Holders a certificate signed by the Company’s  Chief Executive Officer stating that in the good faith judgment of the Company’s  Board of Directors, as the case may be, it would be seriously detrimental to the Company  and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, in which case the Company  shall have the right to defer such filing for a period of not more than one hundred eighty (180) days after the furnishing of such a certificate of deferral; provided, however, that this right may be exercised only once in any twelve (12) month period; or

(v)

after the Company  has effected two (2) such registration statements pursuant to this Section 3.

(b)

The right of the holders of Registrable Securities to have their securities registered on Form S-3 under this Section 3 shall terminate at the earlier of (i) three (3) years following the consummation of the offering detailed in the Subscription Agreement, or (ii) as to any Investor, such earlier time at which any Registrable Securities held by such Investor (together with any affiliate of the Investor with whom such Investor must aggregate its sales under Rule 144) can be sold without registration in compliance with Rule 144 of the Securities Act.

4.

Holdback Agreement; Power of Attorney.

(a)

In connection with the IPO or any registration of Registrable Securities in connection with an underwritten public offering, the holders of Registrable Securities agree, if so requested by the underwriter or underwriters, not to effect any Public Sale or distribution (including any sale pursuant to Rule 144 under the Securities Act) of any Registrable Securities, and not to effect any such Public Sale or distribution of any other equity security of the Company  or of any security convertible into or exchangeable or exercisable for any equity security of the Company  (in each case, other than as part of such underwritten public offering) during (i) the 10 days prior to the commencement of and during the Holdback Period with respect to the IPO and (ii) the seven days prior to and the 120 days following the effective date of the registration statement (other than a registration statement on Form S-4 or S-8) with respect to such other underwritten public offering if the holders of Registrable Securities were afforded the opportunity to include all of their Registrable Securities therein pursuant to Section 2.

(b)

Each Investor hereby irrevocably appoints the Company (and all officers designated by the Company) (“Attorney”) to act as his or its true and lawful agents and attorneys-in-fact, with full power of substitution, (i) to negotiate with the Company  and the managing underwriter(s) for the IPO the terms and conditions of the holdback agreements of the Investors and any other restrictions on the right of such Investor to sell his or its shares of Registrable Securities which shall be imposed by the managing underwriter(s) for such offering (including, without limitation, the length of the Holdback Period, and the other rights of such Investor to sell his or its Registrable Securities), (ii) to negotiate with the Company and any third party the terms and conditions of any agreements affecting the rights of such Investor under this Agreement in connection with any other Liquidity Event and (iii) to execute and deliver any and all documents, agreements and instruments and to take any and all actions, in the name of and on behalf of such Investor, as may be necessary or appropriate to effectuate the foregoing on such terms and conditions as the Attorney approves in good faith his –commercially reasonable judgment.  No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from the holder of Registrable Securities as to the authority of Attorney to take any action or actions described above, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein,.  The Power of Attorney granted hereby is coupled with an interest, and may not be revoked or canceled by an Investor without Attorney’s written consent.  The Investor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

5.

Registration Procedures.  If and whenever the Company  is required by the provisions hereof to use commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act, the Company  will, subject to the foregoing, as expeditiously as possible:

(a)

prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Requisite Period and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

(b)

furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the intended disposition of the Registrable Securities covered by such registration statement;

(c)

use commercially reasonable efforts () to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, () to prepare and file in those jurisdictions such amendments (including post effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby and () to take such further action as may be necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions, provided, that the Company  shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(d)

use commercially reasonable efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company  is then listed;

(e)

immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company  has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such registration statement to correct any such untrue statement or omission;

(f)

notify each seller of Registrable Securities of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, obtain the lifting thereof at the earliest possible time;

(g)

permit a single firm of counsel designated as selling shareholders' counsel by the holders of a majority in interest of the Registrable Securities and all other securities being registered (“Shareholders Counsel”) to review the registration statement and all amendments and supplements thereto for a reasonable period of time prior to their filing (provided, however, that in no event shall the Company  be required to reimburse legal fees in excess of $20,000 per registration statement pursuant to this Section 5(g));

(h)

make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a 12-month period beginning not later than the first day of the Company’s  next fiscal quarter following the effective date of the registration statement;

(i)

if the offering is an underwritten offering, the Company will enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between such underwriter and companies of the Company’s  size and investment stature, including, without limitation, customary holdback, indemnification and contribution provisions;

(j)

if the offering is an underwritten offering, at the request of any seller of Registrable Securities, use its best efforts to furnish to such seller on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration:  (i) a copy of an opinion dated such date of counsel representing the Company  for the purposes of such registration, addressed to the underwriters, stating that such registration statement has become effective under the Securities Act and (A) that to the knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) that the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial or statistical information contained therein) and (C) to such other effects as are customarily the subject of opinions of issuer’s counsel provided to underwriters in underwritten public offerings and are reasonably requested by counsel for the underwriters and (ii) to the extent available without unreasonable expense from the Company’s  accounting firm, a copy of a letter dated such date from the independent public accountants retained by the Company  , addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company   included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(k)

make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company , and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(l)

provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

(m)

take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Investors or any underwriters may reasonably request; and

(n)

It shall be a condition precedent to the obligations of the Company  to take any action in connection with each registration subject to this Agreement, that the sellers of Registrable Securities furnish to the Company  in a timely manner in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

6.

Expenses.  All expenses incurred by the Company  in complying with Sections 2 and 3, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Registrable Securities and all other securities being registered, but excluding any Selling Expenses, are called “Registration Expenses.”  All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses.”

The Company will pay all Registration Expenses in connection with each registration statement filed hereunder.  All Selling Expenses in connection with each registration statement shall be borne by the participating sellers in proportion to the number of Registrable Securities sold by each or as they may otherwise agree.

7.

Indemnification and Contribution.

(a)

In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to the terms of this Agreement, the Company will indemnify and hold harmless and pay and reimburse each seller of such Registrable Securities thereunder, each underwriter of Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, from and against, and pay or reimburse them for, any losses, claims, expenses, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto, any preliminary prospectus (unless superseded by a final prospectus) or final prospectus contained therein, or any amendment or supplement thereof, or (ii) the omission or alleged omission to state in any such registration statement a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation of the Securities Act or any state securities or blue sky laws applicable to the Company and relating to action or inaction required by the Company in connection with the offering of Registrable Securities and specifically will reimburse each such seller, each underwriter and each such controlling person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon the Company’s reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus; and provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such registration statement or prospectus, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the registration statement or prospectus and such seller or such controlling person thereafter fails to deliver or cause to be delivered such registration statement or prospectus as so amended or supplemented prior to or concurrently with the Registrable Securities to the person asserting such loss, claim, damage or liability (or action in respect thereof) or expense after the Company has furnished such seller or such controlling person with the same.

(b)

In the event of a registration of any of the Registrable Securities under the Securities Act pursuant hereto, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company and each underwriter and each person who controls any underwriter within the meaning of the Securities Act from and against all losses, claims, expenses, damages or liabilities, joint or several, to which the Company  or such officer, director, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, manager, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action in respect thereof); provided, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller furnished in writing to the Company  by such seller specifically for use in such registration statement or prospectus; and provided, further, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement.  Notwithstanding the foregoing, the indemnity provided in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnified party, which shall not be unreasonably withheld.

(c)

Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action or claim, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying party is materially prejudiced by such omission.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d)

In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 7, then, and in each such case, the Company  and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company  is responsible for the remaining portion; provided, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

8.

Changes in Capital Stock.  If, and as often as, there is any change in the capital stock of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the capital stock as so changed.

9.

Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

(a)

make and keep public information available, as those terms are understood and defined in Rule 144(c) under the Securities Act;

(b)

file with the Commission in a timely manner all reports and other documents required of the Company  under the Securities Act and the Exchange Act; and

(c)

furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company  as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company , and such other reports and documents so filed by the Company  as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

10.

Event of Election.  In the event that the Company fails to fulfill its registration responsibilities pursuant to Sections 2 or 3 of this Agreement, the Holders shall have all rights and remedies available to them at law or equity.

11.

Representations and Warranties of the Company.  The Company represents and warrants to the Shareholders as follows:

(a)

The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the certificate of formation or operating agreement of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or its subsidiaries.

(b)

This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

12.

Assignment of Registration Rights.  The rights to cause or have the Company register Registrable Securities pursuant to this Agreement may be assigned by the Shareholders to transferees or assignees of such securities; provided, that: (a) there is transferred to such transferee not less than twenty thousand (20,000) shares of Registrable Securities, appropriately adjusted for any stock splits, stock dividends, reverse splits and similar events; (b) the Company  is, within reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and such transferee shall agree to be subject to all the restrictions set forth in this Agreement; and (c) an opinion of counsel is provided by the Shareholder, satisfactory to the Company , to the effect that such disposition will not require registration of such Securities or Registrable Securities under the Securities Act.  The term “Investors” as used in this Agreement shall include such transferees or permitted assignees.

13.

Miscellaneous.

(a)

All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

(b)

All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed () if to the Company, Trxade Group, Inc. 17537 Darby Lane Lutz, Florida 33558, Attention: Suren Ajjarapu, CEO; () if to Investors, at the address of such party  as set forth beneath such party's signature hereto or as set forth in the records of the Company (in the case of existing holders of Company securities); () if to any subsequent holder of Registrable Securities, to it at such address as may have been furnished to the Company in writing by such holder; or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registrable Securities) or to the holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph;.

(c)

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts entered into and to be performed wholly within said State.

(d)

This Agreement shall be construed (both as to validity and performance) and enforced in accordance with and governed by the laws of the State of Florida applicable to instruments made and to be performed in Florida.  Any dispute or controversy arising out of or relating to any interpretation, construction, performance or breach of this Agreement shall be settled by arbitration to be held in Tampa, Florida, in accordance with the rules then in effect of the American Arbitration Association.  The arbitrator may grant injunctions or other equitable relief in such dispute or controversy.  The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration.  Judgment may be entered on the arbitrator’s decision in any court having jurisdiction; provided, however, that the arbitrator shall not have the power to alter or amend this Agreement.

(e)

Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the holders holding not less than a majority of the Registrable Securities; provided, however, that Investors purchasing shares of Common Stock or any other form of Preferred Stock of the Company after the execution date hereof may become parties to this Agreement, by executing a counterpart of this Agreement without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other holder.  Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each holder and each future holder of all such securities of holder.

(f)

Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.  No waiver shall be effective unless and until it is in writing and signed by the party granting the waiver.

(g)

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h)

If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

TRXADE GROUP, INC.

By:

/s/ Suren Ajjarapu

Suren Ajjarapu, CEO

INVESTOR

Name:

Address:

Email:

Fax:

Tax ID No.:

SIGNATURE PAGE TO TRXADE COMMON STOCK REGISTRATION RIGHTS AGREEMENT